VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

and its

VARIABLE ANNUITY ACCOUNT B

VARIABLE ANNUITY ACCOUNT C

Supplement Dated June 2, 2021

This supplement updates and amends certain information contained in your current variable annuity contract prospectus and contract prospectus summary, as applicable, as well as any subsequent supplements thereto. Please read it carefully and keep it with your contract prospectus and contract prospectus summary for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus and contract prospectus summary, as applicable.

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IMPORTANT INFORMATION REGARDING AN
UPCOMING FUND CLOSURE

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Franklin Small Cap Value VIP Fund.

Effective on or about June 20, 2021, the subaccount that invests in the Franklin Small Cap Value VIP Fund (the “Fund”) will be closed to investment by new investors. Existing retirement plans and individual investors who have investment in the subaccount that corresponds to this Fund may leave their investment in that subaccount and may continue to make additional purchases and exchanges. The Fund reserves the right to modify this policy at any time.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.VRIAC-21A	Page 1 of 1	June 2021